                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 6, 2001, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Houston, Texas
September 17, 2001